UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2018

WESTERN ASSET

SMASh SERIES C FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series C Fund for the twelve-month reporting period ended February 28, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

II	Western Asset SMASh Series C Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund invests in a portfolio of debt obligations of various maturities.

Under normal market conditions, the Fund expects to invest primarily in corporate obligations and in derivatives and other instruments relating to such investments. The Fund currently limits its investments to U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) debt obligations. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended February 28, 2018. The fixed income market was impacted by a number of factors during the reporting period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, generally benign inflation, several geopolitical issues and the signing of the U.S. tax reform bill.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.22% and ended the period at 2.25%. The low for the period of 1.18% occurred on April 18, 2017, and the peak of 2.27% took place on

Western Asset SMASh Series C Fund 2018 Annual Report	1

Fund overview (cont’d)

February 27, 2018. The yield for the ten-year Treasury began the reporting period at 2.36% and ended the period at 2.87%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.94% took place on February 21, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 0.51% during the reporting period. Comparatively, the Bloomberg Barclays U.S. Credit Indexiv returned 2.12% over the same period.

Q. How did you respond to these changing market conditions?

A. Only modest adjustments were made to the Fund’s portfolio during the reporting period. In particular, we pared the Fund’s investment-grade industrial corporate bond exposure and increased its allocation to emerging market sovereigns.

We employed U.S. Treasury futures and options, Eurodollar futures and interest rate swaps to manage the Fund’s duration. The use of these instruments contributed to performance. Investment-grade index swaps (CDX), which were used to manage the Fund’s investment-grade corporate bond exposure modestly contributed to performance.

Performance review

For the twelve months ended February 28, 2018, Western Asset SMASh Series C Fund returned 4.29%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 2.12% for the same period.

Performance Snapshot as of February 28, 2018 (unaudited)
	6 months	12 months
Western Asset SMASh Series C Fund	1.05%	4.29%
Bloomberg Barclays U.S. Credit Index	-1.63%	2.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2017, the gross total annual fund operating expense ratio for the Fund was 0.06%.

Actual expenses may be higher. For example, expenses may be higher than those

2	Western Asset SMASh Series C Fund 2018 Annual Report

shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration positioning. In particular, having a shorter duration than the benchmark was beneficial to performance. Rates moved higher across the yield curvev amid expectations for improving growth and continued Fed interest rate hikes.

The Fund’s non-corporate allocation — namely U.S. dollar-denominated emerging market sovereigns and corporates — was additive to results as they outperformed the benchmark. The asset class benefited from a general “risk on” environment. This was driven by a number of factors, including the synchronized global economic expansion, rising commodity prices, the weakening U.S. dollar and moderating concerns over U.S. protectionist policies.

Elsewhere, within the investment-grade corporate bond market, an overweights to the Financials sector was the most additive for returns. The sector outperformed the benchmark given an improving fundamental backdrop, continued Fed rate hikes and paring back of certain regulations.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. However, several individual holdings were headwinds from relative performance, including overweight positions in Pacific Gas & Electric, BAT Capital Corp, Reynolds American, Inc. and Teva Pharmaceuticals.

Thank you for your investment in Western Asset SMASh Series C Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2018

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options,

Western Asset SMASh Series C Fund 2018 Annual Report	3

Fund overview (cont’d)

which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2018 were: Financials (20.9%), Sovereign Bonds (20.4%), Energy (9.2%), Health Care (9.1%) and Consumer Staples (8.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset SMASh Series C Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2018 and February 28, 2017 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset SMASh Series C Fund 2018 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
1.05%	$1,000.00	$1,010.50	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2018.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

6	Western Asset SMASh Series C Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/18	4.29%
Five Years Ended 2/28/18	4.77
Ten Years Ended 2/28/18	5.90

Cumulative total returns[1]
2/29/08 through 2/28/18	77.33%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series C Fund 2018 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series C Fund vs. Bloomberg Barclays U.S. Credit Index† — February 2008 - February 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series C Fund on February 29, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Western Asset SMASh Series C Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA SMASh C	— Western Asset SMASh Series C Fund

Western Asset SMASh Series C Fund 2018 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — February 28, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA SMASh C	— Western Asset SMASh Series C Fund

10	Western Asset SMASh Series C Fund 2018 Annual Report

Schedule of investments

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 67.6%
Consumer Discretionary — 1.8%
Automobiles — 0.3%
General Motors Co., Senior Notes	5.150%	4/1/38	$220,000	$217,937
General Motors Co., Senior Notes	6.250%	10/2/43	1,000,000	1,120,764
General Motors Co., Senior Notes	5.200%	4/1/45	1,000,000	989,954
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	260,000	259,749
Total Automobiles				2,588,404
Hotels, Restaurants & Leisure — 0.3%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	2,440,000	2,451,559
McDonald’s Corp., Senior Notes	3.500%	3/1/27	500,000	493,395
Total Hotels, Restaurants & Leisure				2,944,954
Household Durables — 0.3%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	1,170,000	1,159,012
Newell Brands Inc., Senior Notes	3.850%	4/1/23	1,310,000	1,305,633
Total Household Durables				2,464,645
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	500,000	482,913	(a)
Amazon.com Inc., Senior Notes	3.875%	8/22/37	510,000	508,521	(a)
Amazon.com Inc., Senior Notes	4.050%	8/22/47	500,000	498,978	(a)
Total Internet & Direct Marketing Retail				1,490,412
Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	120,000	122,894
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	600,000	617,725
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	961,706
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	330,000	373,612
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	452,129
Time Warner Cable LLC, Debentures	7.300%	7/1/38	1,720,000	2,068,471
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	1,310,000	1,386,853
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	50,000	50,922
Time Warner Inc., Senior Notes	6.250%	3/29/41	410,000	485,515
Total Media				6,519,827
Total Consumer Discretionary				16,008,242

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	11

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 8.3%
Beverages — 1.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	$2,420,000	$2,398,949
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	3,810,000	3,803,740
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,640,000	1,626,063
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	220,000	235,523
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	740,000	735,082
PepsiCo Inc., Senior Notes	4.000%	3/5/42	1,010,000	1,025,808
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	640,000	667,071	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,100,000	1,273,506	(a)
Total Beverages				11,765,742
Food & Staples Retailing — 0.9%
CVS Health Corp., Senior Notes	5.125%	7/20/45	4,030,000	4,226,158
Kroger Co., Senior Notes	3.850%	8/1/23	500,000	509,941
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	2,070,000	1,963,293
Walmart Inc., Senior Notes	4.300%	4/22/44	753,000	813,975
Total Food & Staples Retailing				7,513,367
Food Products — 2.3%
Danone SA, Senior Bonds	2.589%	11/2/23	12,140,000	11,591,774	(a)
Danone SA, Senior Notes	2.947%	11/2/26	4,230,000	3,941,454	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	460,000	480,855	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	1,520,000	1,505,188
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	940,000	980,347
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	470,000	469,428
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	860,000	879,216
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	430,000	435,412	(a)
Total Food Products				20,283,674
Tobacco — 3.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	950,000	1,036,665
BAT Capital Corp., Senior Notes	2.764%	8/15/22	6,990,000	6,796,764	(a)
BAT Capital Corp., Senior Notes	3.557%	8/15/27	17,250,000	16,476,937	(a)
BAT Capital Corp., Senior Notes	4.540%	8/15/47	1,000,000	976,512	(a)
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	370,000	358,855
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	930,000	900,792
Reynolds American Inc., Senior Notes	3.250%	6/12/20	431,000	432,481
Reynolds American Inc., Senior Notes	5.850%	8/15/45	4,150,000	4,849,511
Total Tobacco				31,828,517
Total Consumer Staples				71,391,300

See Notes to Financial Statements.

12	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 9.2%
Energy Equipment & Services — 0.4%
Halliburton Co., Senior Bonds	3.800%	11/15/25	$2,950,000	$2,956,546
Oil, Gas & Consumable Fuels — 8.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	600,000	760,549
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	2,500,000	2,729,676
Apache Corp., Senior Notes	5.100%	9/1/40	2,000,000	2,057,789
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,830,000	1,840,551
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	500,000	497,586
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	500,000	503,022
Chevron Corp., Senior Notes	2.954%	5/16/26	5,440,000	5,223,798
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	5,500,000	5,364,436
ConocoPhillips, Notes	6.500%	2/1/39	280,000	367,342
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,450,000	1,649,352
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,500,000	1,679,393
Ecopetrol SA, Senior Notes	5.875%	5/28/45	10,050,000	10,117,838
EOG Resources Inc., Senior Notes	4.150%	1/15/26	5,250,000	5,435,100
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	2,490,000	2,436,028
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	2,060,000	2,153,622
Hess Corp., Notes	7.875%	10/1/29	150,000	186,905
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	1,000,000	998,658	(b)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	100,000	102,618
Noble Energy Inc., Senior Notes	3.850%	1/15/28	490,000	482,122
Noble Energy Inc., Senior Notes	4.950%	8/15/47	480,000	494,675
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	620,000	608,178
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,500,000	1,480,510
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,300,000	2,200,039
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	950,000	970,368
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,160,000	3,088,192
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000	3,135,000
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,000,000	2,842,500
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,307,000	1,356,666
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	2,714,000	2,620,367
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	1,150,000	1,118,375
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	970,000	971,571	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	500,000	508,278	(a)
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,000,000	1,079,478
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,500,000	1,596,034

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	13

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	$2,010,000	$2,073,241	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	4,360,000	5,425,003
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	95,000	106,875
Total Oil, Gas & Consumable Fuels				76,261,735
Total Energy				79,218,281
Financials — 20.9%
Banks — 17.5%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,850,000	1,907,581	(a)
ABN AMRO Bank NV, Subordinated Notes	4.800%	4/18/26	3,200,000	3,312,221	(a)
Bank of America Corp., Senior Notes	3.550%	3/5/24	780,000	780,000	(b)
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,250,000	1,283,215
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,000,000	975,111	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,599,000	1,533,535	(a)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,910,000	3,276,430
Bank of America Corp., Subordinated Bonds	4.450%	3/3/26	1,010,000	1,034,373
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,650,000	1,684,094
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	300,000	334,500
BNP Paribas SA, Subordinated Notes	4.375%	5/12/26	2,000,000	2,022,345	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	11,200,000	11,457,508	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	2,630,507	(a)
BPCE SA, Subordinated Notes	4.875%	4/1/26	3,300,000	3,421,038	(a)
Citigroup Inc., Senior Notes	4.500%	1/14/22	800,000	835,624
Citigroup Inc., Senior Notes	8.125%	7/15/39	190,000	288,892
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	3,300,000	3,381,711
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,630,000	1,785,600
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,340,000	4,434,234
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	363,000	402,195
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	670,000	688,069
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	10,715,000	10,284,070	(a)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	345,000	378,206	(a)(c)(d)
Cooperatieve Rabobank U.A., Subordinated Notes	3.950%	11/9/22	600,000	609,600
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,520,000	2,633,607
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	2,500,000	2,543,709
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	3,500,000	3,406,955
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	800,000	953,282

See Notes to Financial Statements.

14	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	$670,000	$724,438	(a)(c)(d)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	7,020,000	7,069,807
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,530,000	2,609,053
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	3,390,000	3,396,239
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	870,000	882,152
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,500,000	1,495,872
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	900,000	875,800	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	270,000	264,759	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	3,100,000	2,964,288	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,830,000	2,827,609	(a)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	340,000	337,616
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	520,000	523,379
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	850,000	862,012
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,330,000	1,359,962
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	850,000	919,221
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	1,000,000	993,776
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	2,300,000	2,338,088
Lloyds Banking Group PLC, Subordinated Notes	4.582%	12/10/25	467,000	473,329
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	640,000	683,155
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,130,000	2,277,266
Santander UK Group Holdings PLC, Senior Notes	2.875%	8/5/21	5,000,000	4,901,850
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,375,000	1,566,421	(a)
Standard Chartered PLC, Senior Notes	2.100%	8/19/19	5,000,000	4,945,548	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,100,000	1,231,213	(a)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	2,080,000	2,083,121	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	2,870,000	2,918,515	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	19,700,000	20,061,584	(a)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	50,000	52,199
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,280,000	1,272,288
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	401,023
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,000,000	2,030,437
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	661,603
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,590,000	1,622,537
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	3,780,000	4,001,195
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	990,000	976,240
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	380,000	418,190
Total Banks				151,299,997

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	15

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 1.9%
Credit Suisse Group AG, Senior Notes	4.282%	1/9/28	$6,800,000	$6,839,565	(a)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,140,000	3,332,861
Credit Suisse NY, Senior Notes	3.625%	9/9/24	550,000	548,868
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000	170,573
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	340,000	346,638
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,330,000	1,341,949
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,540,000	1,949,320
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,010,000	1,091,983
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	500,000	521,801	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	4/2/18	320,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	*(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	180,000	0	*(f)(g)(h)(i)
Total Capital Markets				16,143,558
Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	2,000,000	2,062,380
Blackstone Holdings Finance Co., LLC, Senior Notes	5.000%	6/15/44	500,000	542,588	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	400,000	429,355	(a)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,500,000	2,954,406
Voya Financial Inc., Senior Notes	5.700%	7/15/43	1,440,000	1,690,862
Total Diversified Financial Services				7,679,591
Insurance — 0.6%
American International Group Inc., Senior Notes	4.500%	7/16/44	600,000	598,400
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	3,300,000	3,089,271	(a)
MetLife Inc., Senior Notes	4.050%	3/1/45	500,000	484,237
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	900,000	982,643	(a)
Total Insurance				5,154,551
Total Financials				180,277,697
Health Care — 9.1%
Biotechnology — 2.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	1,080,000	1,069,779
Amgen Inc., Senior Notes	3.625%	5/22/24	1,410,000	1,422,048
Celgene Corp., Senior Notes	3.550%	8/15/22	1,540,000	1,549,624
Celgene Corp., Senior Notes	3.875%	8/15/25	1,800,000	1,797,669
Celgene Corp., Senior Notes	4.625%	5/15/44	300,000	294,974
Celgene Corp., Senior Notes	5.000%	8/15/45	2,290,000	2,395,455

See Notes to Financial Statements.

16	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Biotechnology — continued
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	$500,000	$507,878
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	7,800,000	7,793,683
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	400,000	425,243
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,700,000	2,833,545
Total Biotechnology				20,089,898
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	4,520,000	4,483,742
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,660,000	2,853,284
Abbott Laboratories, Senior Notes	4.900%	11/30/46	6,910,000	7,460,134
Becton, Dickinson & Co., Senior Notes	3.363%	6/6/24	8,080,000	7,797,576
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	88,000	86,791
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	520,000	523,068
Medtronic Inc., Senior Notes	3.500%	3/15/25	1,200,000	1,199,664
Total Health Care Equipment & Supplies				24,404,259
Health Care Providers & Services — 2.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	380,000	364,776
Anthem Inc., Senior Notes	3.650%	12/1/27	10,000,000	9,707,113
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	970,000	939,610
Humana Inc., Senior Notes	3.150%	12/1/22	170,000	168,684
Humana Inc., Senior Notes	3.950%	3/15/27	3,140,000	3,137,174
Humana Inc., Senior Notes	4.950%	10/1/44	2,470,000	2,625,239
Humana Inc., Senior Notes	4.800%	3/15/47	2,000,000	2,095,416
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	832,000	855,040
Medtronic Global Holdings S.C.A, Senior Notes	3.350%	4/1/27	3,000,000	2,963,684
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,140,000	1,261,797
Total Health Care Providers & Services				24,118,533
Pharmaceuticals — 1.2%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	2,430,000	2,401,372
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	720,000	703,109
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,870,000	1,792,466
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	2,110,000	1,956,559
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,430,000	1,252,989
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,045,742
Total Pharmaceuticals				10,152,237
Total Health Care				78,764,927

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	17

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 2.4%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	2.500%	3/1/25	$500,000	$477,109
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	3,440,000	3,439,868
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	1,000,000	1,001,718
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	5,000,000	5,327,747
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	990,000	949,954
Total Aerospace & Defense				11,196,396
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	2.500%	4/1/23	1,000,000	970,381
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	970,000	930,195
Total Air Freight & Logistics				1,900,576
Commercial Services & Supplies — 0.3%
Cintas Corp., Senior Notes	2.900%	4/1/22	2,000,000	1,982,686
Republic Services Inc., Senior Notes	4.750%	5/15/23	300,000	318,256
Waste Management Inc., Senior Notes	7.375%	5/15/29	170,000	215,320
Total Commercial Services & Supplies				2,516,262
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,270,000	2,223,788
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	6.875%	1/10/39	1,740,000	2,266,973
General Electric Co., Subordinated Notes	5.300%	2/11/21	144,000	152,056
Total Industrial Conglomerates				2,419,029
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, Senior Bonds	4.550%	9/1/44	20,000	21,475
Burlington Northern Santa Fe LLC, Senior Notes	3.400%	9/1/24	500,000	505,804
Norfolk Southern Corp., Senior Notes	3.850%	1/15/24	250,000	256,780
Total Road & Rail				784,059
Total Industrials				21,040,110
Information Technology — 1.8%
Communications Equipment — 0.2%
Harris Corp., Senior Notes	5.054%	4/27/45	1,090,000	1,194,584
IT Services — 0.2%
Visa Inc., Senior Notes	4.300%	12/14/45	1,460,000	1,553,618
Software — 0.5%
Microsoft Corp., Senior Bonds	2.400%	8/8/26	2,980,000	2,770,666
Microsoft Corp., Senior Notes	2.700%	2/12/25	950,000	917,973
Microsoft Corp., Senior Notes	3.300%	2/6/27	910,000	902,842
Total Software				4,591,481

See Notes to Financial Statements.

18	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Technology Hardware, Storage & Peripherals — 0.9%
Apple Inc., Senior Notes	2.450%	8/4/26	$2,500,000	$2,318,393
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	5,020,000	5,053,375	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	510,000	521,096	(a)
Total Technology Hardware, Storage & Peripherals				7,892,864
Total Information Technology				15,232,547
Materials — 4.6%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	720,000	709,752	(a)
Metals & Mining — 4.5%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	280,000	273,380	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	4,200,000	4,077,284	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	7,000,000	7,853,834
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	159,000	165,987
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	1,000,000	1,167,340
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,000,000	1,194,300
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	267,000	265,723
BHP Billiton Finance USA Ltd., Subordinated Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	4,950,000	5,630,625	(a)(c)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,450,000	1,450,000
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	50,000	48,765
Glencore Finance Canada Ltd., Senior Notes	4.950%	11/15/21	490,000	514,763	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,380,000	10,038,686
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	5,500,000	6,641,250
Total Metals & Mining				39,321,937
Total Materials				40,031,689
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	400,000	413,059	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,910,000	1,923,164	(a)
Total Real Estate				2,336,223
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.6%
AT&T Inc., Senior Notes	3.400%	5/15/25	2,270,000	2,183,266
AT&T Inc., Senior Notes	3.900%	8/14/27	1,000,000	995,033
AT&T Inc., Senior Notes	5.350%	9/1/40	150,000	155,750
AT&T Inc., Senior Notes	4.550%	3/9/49	1,554,000	1,425,464
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	900,000	889,203	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	19

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Bonds	5.250%	3/16/37	$1,320,000	$1,403,204
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	60,000	65,796
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	2,928,000	2,865,567
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	1,000,000	912,440
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	1,990,000	2,025,280
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	1,000,000	948,840
Total Diversified Telecommunication Services				13,869,843
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	1,388,000	1,376,971
Total Telecommunication Services				15,246,814
Utilities — 7.4%
Electric Utilities — 7.4%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	170,000	172,567
Duke Energy Corp., Senior Notes	3.950%	8/15/47	6,070,000	5,721,941
FirstEnergy Corp., Notes	7.375%	11/15/31	16,293,000	21,530,642
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,270,000	1,308,328
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	9,960,000	9,871,814
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	11,900,000	12,557,153
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,650,000	1,938,021
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	9,000,000	8,499,873	(a)
Pacific Gas & Electric Co., Senior Notes	4.250%	3/15/46	2,900,000	2,782,054
Total Utilities				64,382,393
Total Corporate Bonds & Notes (Cost — $584,291,942)				583,930,223
Asset-Backed Securities — 4.9%
ALM Loan Funding, 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	2.772%	4/16/27	3,500,000	3,502,320	(a)(c)
BlueMountain CLO Ltd., 2014-3A A1R (3 mo. USD LIBOR + 1.140%)	2.862%	10/15/26	2,500,000	2,502,595	(a)(c)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	3.052%	4/13/27	3,000,000	3,002,694	(a)(c)
Carlyle Global Market Strategies, 2013-4A CRR (3 mo. USD LIBOR + 1.750%)	3.470%	1/15/31	500,000	500,000	(a)(b)(c)
Carlyle Global Market Strategies, 2017-1A A1A (3 mo. USD LIBOR + 1.300%)	3.045%	4/20/31	2,000,000	2,013,500	(a)(c)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.965%	7/20/31	2,000,000	2,017,038	(a)(c)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	3.445%	4/20/29	3,000,000	3,023,691	(a)(c)

See Notes to Financial Statements.

20	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CIFC Funding Ltd., 2014-4A A1R (3 mo. USD LIBOR + 1.380%)	3.111%	10/17/26	$3,500,000	$3,502,317	(a)(c)
CIFC Funding Ltd., 2017-1A A (3 mo. USD LIBOR + 1.360%)	3.105%	4/23/29	4,250,000	4,288,981	(a)(c)
CVP CLO Ltd., 2017-2A A (3 mo. USD LIBOR + 1.190%)	3.116%	1/20/31	2,500,000	2,504,058	(a)(c)
Galaxy CLO Ltd., 2013-15A BR (3 mo. USD LIBOR + 1.600%)	3.322%	10/15/30	2,500,000	2,523,880	(a)(c)
Jamestown CLO Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.072%	7/15/26	2,000,000	2,001,222	(a)(c)
KKR Financial CLO Ltd., 18 A (3 mo. USD LIBOR + 1.270%)	3.004%	7/18/30	2,750,000	2,781,100	(a)(c)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	2.745%	7/25/26	3,000,000	3,003,567	(a)(c)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.855%	7/20/30	2,500,000	2,511,650	(a)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	3.432%	6/7/30	3,000,000	3,028,770	(a)(c)
Total Asset-Backed Securities (Cost — $42,465,526)				42,707,383
Sovereign Bonds — 20.4%
Brazil — 0.9%
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	3,610,000	3,230,950
Federative Republic of Brazil, Senior Notes	2.625%	1/5/23	4,530,000	4,312,560
Total Brazil				7,543,510
Colombia — 1.6%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	12,540,000	13,562,010
Indonesia — 5.9%
Republic of Indonesia, Notes	3.750%	4/25/22	5,300,000	5,336,792	(j)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,300,000	2,265,240	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,260,000	2,225,845	(j)
Republic of Indonesia, Senior Notes	4.125%	1/15/25	2,000,000	2,013,898	(a)
Republic of Indonesia, Senior Notes	4.350%	1/11/48	41,000,000	39,044,259
Total Indonesia				50,886,034
Mexico — 6.2%
United Mexican States, Senior Notes	4.750%	3/8/44	55,640,000	53,692,600
Panama — 0.9%
Republic of Panama, Senior Notes	4.500%	5/15/47	7,500,000	7,653,750
Peru — 1.0%
Republic of Peru, Senior Bonds	6.550%	3/14/37	520,000	673,660
Republic of Peru, Senior Bonds	5.625%	11/18/50	7,040,000	8,430,400
Total Peru				9,104,060
Poland — 1.9%
Republic of Poland, Senior Notes	4.000%	1/22/24	15,510,000	16,082,009

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	21

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

Security	Rate	Maturity Date		Face Amount	Value
Russia — 1.1%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23		$8,200,000	$8,724,546	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30		807,500	919,894	(j)
Total Russia					9,644,440
United Arab Emirates — 0.9%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47		8,000,000	7,590,096	(a)
Total Sovereign Bonds (Cost — $179,324,706)					175,758,509
U.S. Government & Agency Obligations — 1.4%
U.S. Government Agencies — 1.2%
Federal National Mortgage Association (FNMA)	1.875%	9/18/18		10,000,000	9,995,170
U.S. Government Obligations — 0.2%
U.S. Treasury Bonds	2.750%	8/15/47		10,000	9,265
U.S. Treasury Notes	1.875%	12/31/19		420,000	417,227
U.S. Treasury Notes	2.000%	1/15/21		870,000	860,128
U.S. Treasury Notes	1.875%	4/30/22		590,000	573,257
Total U.S. Government Obligations					1,859,877
Total U.S. Government & Agency Obligations (Cost — $11,898,124)					11,855,047

		Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 2-Year Notes Futures, Put @ $104.75		5/25/18	150	300,000	2,344
U.S. Treasury 5-Year Notes, Call @ $118.75		3/23/18	275	275,000	2,149
U.S. Treasury 10-Year Notes Futures, Call @ $133.50		5/25/18	1,362	1,362,000	21,281
Total Purchased Options (Cost — $28,990)					25,774
Total Investments before Short-Term Investments (Cost — $818,009,288)					814,276,936

		Maturity Date		Face Amount
Short-Term Investments — 3.2%
Time Deposits — 2.2%
State Street Corp. (Cost — $18,837,000)	0.200%	3/1/18		18,837,000	18,837,000
U.S. Government Agencies — 1.0%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $8,990,520)	1.192%	4/2/18		9,000,000	8,987,283	(k)
Total Short-Term Investments (Cost — $27,827,520)					27,824,283
Total Investments — 97.5% (Cost — $845,836,808)					842,101,219
Other Assets in Excess of Liabilities — 2.5%					21,767,074
Total Net Assets — 100.0%					$863,868,293

See Notes to Financial Statements.

22	Western Asset SMASh Series C Fund 2018 Annual Report

Western Asset SMASh Series C Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of February 28, 2018.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security is valued using significant unobservable inputs (See Note 1).

(i)	The maturity principal is currently in default as of February 28, 2018.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(k)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
LIBOR	— London Interbank Offered Rate

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,000	12/18	$246,290,713	$243,675,000	$(2,615,713)
U.S. Treasury 2-Year Notes	390	6/18	82,880,702	82,862,812	(17,890)
					(2,633,603)
Contracts to Sell:
U.S. Treasury 5-Year Notes	280	6/18	31,983,559	31,900,313	83,246
U.S. Treasury 10-Year Notes	1,362	6/18	163,437,548	163,503,844	(66,296)
U.S. Treasury Long-Term Bonds	1,529	6/18	219,249,748	219,315,937	(66,189)
U.S. Treasury Ultra Long-Term Bonds	61	6/18	9,463,945	9,508,375	(44,430)
					(93,669)
Net unrealized depreciation on open futures contracts					$(2,727,272)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	23

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series C Fund

At February 28, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$59,000,000	1/30/25	1.867% semi-annually	3-Month LIBOR quarterly	—	$3,603,726

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.29 Index	$511,600,000	12/20/22	1.000% quarterly	$10,005,873	$10,530,852	$(524,979)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviation used in this table:
LIBOR	— London Interbank Offered Rate.

See Notes to Financial Statements.

24	Western Asset SMASh Series C Fund 2018 Annual Report

Statement of assets and liabilities

February 28, 2018

Assets:
Investments, at value (Cost — $845,836,808)	$842,101,219
Cash	25,148,932
Deposits with brokers for centrally cleared swap contracts	9,192,500
Interest receivable	9,163,860
Deposits with brokers for open futures contracts and exchange-traded options	5,446,207
Receivable for Fund shares sold	3,552,396
Receivable from investment manager	31,865
Prepaid expenses	38,930
Total Assets	894,675,909

Liabilities:
Payable for securities purchased	27,424,310
Payable to broker — variation margin on open futures contracts	1,767,954
Payable for Fund shares repurchased	1,069,110
Payable to broker — variation margin on centrally cleared swaps	461,684
Trustees’ fees payable	1,373
Accrued expenses	83,185
Total Liabilities	30,807,616
Total Net Assets	$863,868,293

Net Assets:
Par value (Note 5)	$887
Paid-in capital in excess of par value	854,684,151
Undistributed net investment income	2,580,959
Accumulated net realized gain on investments, futures contracts and swap contracts	9,986,410
Net unrealized depreciation on investments, futures contracts and swap contracts	(3,384,114)
Total Net Assets	$863,868,293

Shares Outstanding	88,674,097

Net Asset Value	$9.74

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	25

Statement of operations

For the Year Ended February 28, 2018

Investment Income:
Interest	$25,186,720

Expenses:
Fund accounting fees	70,814
Legal fees	47,553
Audit and tax fees	41,832
Registration fees	37,611
Shareholder reports	20,410
Trustees’ fees	19,797
Transfer agent fees	13,279
Insurance	7,869
Commitment fees (Note 6)	7,421
Custody fees	2,641
Interest expense	78
Miscellaneous expenses	13,152
Total Expenses	282,457
Less: Fee waivers and/or expense reimbursements (Note 2)	(282,457)
Net Expenses	—
Net Investment Income	25,186,720

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	707,142
Futures contracts	7,245,970
Swap contracts	3,399,606
Net Realized Gain	11,352,718
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,031,941)
Futures contracts	340,936
Swap contracts	1,440,161
Change in Net Unrealized Appreciation (Depreciation)	(8,250,844)
Net Gain on Investments, Futures Contracts and Swap Contracts	3,101,874
Increase in Net Assets From Operations	$28,288,594

See Notes to Financial Statements.

26	Western Asset SMASh Series C Fund 2018 Annual Report

Statements of changes in net assets

For the Year Ended February 28, 2018, the Period Ended February 28, 2017 and the Year Ended October 31, 2016	2018	2017†	2016

Operations:
Net investment income	$25,186,720	$6,662,592	$15,353,017
Net realized gain (loss)	11,352,718	14,568,836	(9,474,641)
Change in net unrealized appreciation (depreciation)	(8,250,844)	(15,101,333)	21,886,499
Increase in Net Assets From Operations	28,288,594	6,130,095	27,764,875

Distributions to Shareholders From (Note 1):
Net investment income	(26,180,445)	(7,095,793)	(15,166,528)
Net realized gains	(2,483,224)	—	(5,341,149)
Decrease in Net Assets From Distributions to Shareholders	(28,663,669)	(7,095,793)	(20,507,677)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	413,557,798	96,674,413	277,267,069
Cost of shares repurchased	(131,829,568)	(48,826,331)	(65,773,526)
Increase in Net Assets From Fund Share Transactions	281,728,230	47,848,082	211,493,543
Increase in Net Assets	281,353,155	46,882,384	218,750,741

Net Assets:
Beginning of year	582,515,138	535,632,754	316,882,013
End of year*	$863,868,293	$582,515,138	$535,632,754
*Includes undistributed net investment income of:	$2,580,959	$789,187	$1,047,340

†	For the period November 1, 2016 through February 28, 2017.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2018[1]	2017[1,2]		2016[1,3]	2015[1,3]	2014[1,3]	2013[1,3]

Net asset value, beginning of year	$9.71	$9.74		$9.68	$9.69	$9.48	$9.78

Income (loss) from operations:
Net investment income	0.34	0.12		0.36	0.38	0.39	0.34
Net realized and unrealized gain (loss)	0.08	(0.03)		0.22	0.04	0.25	(0.28)
Total income from operations	0.42	0.09		0.58	0.42	0.64	0.06

Less distributions from:
Net investment income	(0.35)	(0.12)		(0.36)	(0.35)	(0.42)	(0.36)
Net realized gains	(0.04)	—		(0.16)	(0.08)	(0.01)	—
Total distributions	(0.39)	(0.12)		(0.52)	(0.43)	(0.43)	(0.36)

Net asset value, end of year	$9.74	$9.71		$9.74	$9.68	$9.69	$9.48
Total return[4]	4.29%	1.09%		6.31%	4.37%	6.97%	0.65%

Net assets, end of year (000s)	$863,868	$582,515		$535,633	$316,882	$171,534	$141,229

Ratios to average net assets:
Gross expenses[5]	0.04%	0.05	% [6]	0.05%	0.06%	0.12%	0.15%
Net expenses[7,8]	0.00	0.00	[6]	0.00	0.00	0.00	0.00
Net investment income	3.49	3.68	[6]	3.78	3.86	4.08	3.62

Portfolio turnover rate	21%	13%		26%	37%	101%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

28	Western Asset SMASh Series C Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

Western Asset SMASh Series C Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

30	Western Asset SMASh Series C Fund 2018 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$180,277,697	$0	*	$180,277,697
Other corporate bonds & notes	—	403,652,526	—		403,652,526
Asset-backed securities	—	42,707,383	—		42,707,383
Sovereign bonds	—	175,758,509	—		175,758,509
U.S. government & agency obligations	—	11,855,047	—		11,855,047
Purchased options	$25,774	—	—		25,774
Total long-term investments	25,774	814,251,162	0	*	814,276,936
Short-term investments†	—	27,824,283	—		27,824,283
Total investments	25,774	842,075,445	0	*	842,101,219
Other financial instruments:
Futures contracts	83,246	—	—		83,246
Centrally cleared interest rate swaps	—	3,603,726	—		3,603,726
Total other financial instruments	83,246	3,603,726	—		3,686,972
Total	$109,020	$845,679,171	$0	*	$845,788,191

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$2,810,518	—	—		$2,810,518
Centrally cleared credit default swaps on credit indices — sell protection	—	$524,979	—		524,979
Total	$2,810,518	$524,979	—		$3,335,497

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset SMASh Series C Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

32	Western Asset SMASh Series C Fund 2018 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset SMASh Series C Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2018, the total notional value of all credit default swaps to sell protection was $511,600,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

34	Western Asset SMASh Series C Fund 2018 Annual Report

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform

Western Asset SMASh Series C Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar

36	Western Asset SMASh Series C Fund 2018 Annual Report

agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series C Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$2,785,497	$(2,785,497)

(a)	Reclassifications are due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended February 28, 2018, fees waived and/or expenses reimbursed amounted to $282,457.

38	Western Asset SMASh Series C Fund 2018 Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$381,833,358	$53,325,269
Sales	44,807,098	93,040,798

At February 28, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$848,216,373	$12,818,277	$(18,933,431)	$(6,115,154)
Futures contracts	—	83,246	(2,810,518)	(2,727,272)
Swap contracts	10,530,852	3,603,726	(524,979)	3,078,747

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2018.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$25,774
Futures contracts[3]	83,246
Centrally cleared swap contracts[4]	3,603,726
Total	$3,712,746

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$2,810,518	—	$2,810,518
Centrally cleared swap contracts[4]	—	$524,979	524,979
Total	$2,810,518	$524,979	$3,335,497

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset SMASh Series C Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(206,292)	$(20,000)	$(226,292)
Futures contracts	7,245,970	—	7,245,970
Swap contracts	(331,908)	3,731,514	3,399,606
Total	$6,707,770	$3,711,514	$10,419,284

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(3,216)	—	$(3,216)
Futures contracts	340,936	—	340,936
Swap contracts	1,965,140	$(524,979)	1,440,161
Total	$2,302,860	$(524,979)	$1,777,881

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$15,504
Futures contracts (to buy)	478,961,962
Futures contracts (to sell)	324,057,386

Average Notional Balance
Interest rate swap contracts	$59,000,000
Credit default swap contracts (to sell protection)	298,938,462

5. Shares of beneficial interest

At February 28, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

40	Western Asset SMASh Series C Fund 2018 Annual Report

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2018	Period Ended[1] February 28, 2017	Year Ended October 31, 2016
Shares sold	42,150,133	10,031,841	29,190,600
Shares repurchased	(13,441,480)	(5,069,273)	(6,919,345)
Net increase	28,708,653	4,962,568	22,271,255

[1]	For the period November 1, 2016 through February 28, 2017.

6. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2018, the Fund incurred a commitment fee in the amount of $7,421. The Fund did not utilize the Redemption Facility during the year ended February 28, 2018.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the year ended February 28, 2018, the period ended February 28, 2017 and the year ended October 31, 2016, was as follows:

	2018	2017	2016
Distributions paid from:
Ordinary income	$26,845,160	$7,095,793	$17,406,682
Net long-term capital gains	1,818,509	—	3,100,995
Total distributions paid	$28,663,669	$7,095,793	$20,507,677

As of February 28, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$7,887,284
Undistributed long-term capital gains — net	4,342,206
Total undistributed earnings	$12,229,490
Other book/tax temporary differences(a)	2,717,443
Unrealized appreciation (depreciation)(b)	(5,763,678)
Total accumulated earnings (losses) — net	$9,183,255

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the accrual of interest income on securities in default.

Western Asset SMASh Series C Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

42	Western Asset SMASh Series C Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series C Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series C Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

April 17, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset SMASh Series C Fund 2018 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series C Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

44	Western Asset SMASh Series C Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset SMASh Series C Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as general bond funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2017 was above the median and its performance for the 10-year period ended June 30, 2017 was below the median. The Board noted the explanations from the Manager and Western Asset Management Company concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

46	Western Asset SMASh Series C Fund

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2019. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series C Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series C Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

48	Western Asset SMASh Series C Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset SMASh Series C Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

50	Western Asset SMASh Series C Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset SMASh Series C Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

52	Western Asset SMASh Series C Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset SMASh Series C Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended February 28, 2018:

Record date:	6/15/17	Monthly	Monthly
Payable date:	6/16/17	March 2017 - December 2017	January 2018 - February 2018
Interest from Federal Obligations	3.52%	3.52%	0.70%
Qualified short-term capital gain dividend*	$0.009840	—	—
Long-term capital gain dividend	$0.026920	—	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

54	Western Asset SMASh Series C Fund

Western Asset

SMASh Series C Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series C Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series C Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series C Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010549 4/18 SR18-3301

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2016, February 28, 2017 and February 28, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $120,170 in October 31, 2016, $126,787 for the four month period ended February 28, 2017 and $101,478 in February 28, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $3,707 in February 28, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,650 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $25,340 in February 28, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $0 in February 28, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; Tax Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; and Other Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $432,645 in February 28, 2018.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2018